Business Overview	9 Months Ended
Sep. 30, 2015
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Business Overview

1.    Business Overview

Fitbit, Inc. (the “Company”) is transforming the way millions of people around the world achieve their health and fitness goals. The Fitbit platform combines connected health and fitness devices with software and services, including an online dashboard and mobile apps, data analytics, motivational and social tools, personalized insights, and virtual coaching through customized fitness plans and interactive workouts. The Company sells devices through diversified sales channels that include distributors, retailers, a corporate wellness offering, and Fitbit.com. The Company was incorporated in Delaware in 2007. The Company has established wholly-owned subsidiaries globally and its corporate headquarters are located in San Francisco, California.

In June 2015, the Company completed its initial public offering (“IPO”) of Class A common stock, in which the Company sold 22,387,500 shares and certain of its stockholders sold 19,673,750 shares, including 5,486,250 shares pursuant to the underwriters’ over-allotment option. The shares were sold at an initial public offering price of $20.00 per share for net proceeds of $420.9 million to the Company, after deducting underwriting discounts and commissions of $26.9 million. Offering costs incurred by the Company were approximately $5.1 million. In addition, in connection with the IPO:

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The Company authorized two new classes of common stock— Class A common stock and Class B common stock. All prior periods presented have been updated to reflect the new classes of common stock. The rights of the holders of Class A and Class B common stock are identical, except with respect to voting and conversion. Each share of Class A common stock is entitled to one vote per share and each share of Class B common stock is entitled to ten votes per share. Each share of Class B common stock is convertible at any time at the option of the stockholder into one share of Class A common stock, generally automatically converts into Class A common stock upon a transfer, and has no expiration date.

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All shares of the then-outstanding common stock, as well as options to purchase common stock and restricted stock units (“RSUs”), were reclassified into the right to receive an equivalent number of shares of Class B common stock.

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All 139,851,483 shares of the then-outstanding redeemable convertible preferred stock were converted and reclassified into an equivalent number of shares of Class B common stock. This resulted in a reclassification of the redeemable convertible preferred stock balance of $67.8 million to additional paid-in capital.

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The Company issued 274,992 shares of Series B redeemable convertible preferred stock and 1,210,591 shares of Series C redeemable convertible preferred stock upon the net exercise of redeemable convertible preferred stock warrants, which occurred immediately prior to the completion of its IPO. These shares were sold as Class A common stock in the IPO. In addition, all of the remaining outstanding redeemable convertible preferred stock warrants automatically converted to Class B common stock warrants upon the closing of the IPO. As a result, the Company revalued the warrants as of the completion of the IPO and reclassified the redeemable convertible preferred stock warrant liability balance of $72.5 million to additional paid-in capital.

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The Company recorded proceeds of $420.9 million to additional paid-in capital and reclassified $5.1 million of deferred offering costs previously recorded in other current assets as an offset to the proceeds from the IPO.